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                                                                    EXHIBIT 10.2

                          CHARTER COMMUNICATIONS, INC.

                    5.875% CONVERTIBLE SENIOR NOTES DUE 2009

                      RESALE REGISTRATION RIGHTS AGREEMENT

                                                               November 22, 2004

Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
As Representatives of the Initial Purchasers
   c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

            Charter Communications, Inc., a corporation organized under the laws of Delaware (the "Company"), proposes to issue and sell to certain purchasers (the "Initial Purchasers"), for whom you (the "Representatives") are acting as representatives, its 5.875% Convertible Senior Notes Due 2009 (the "Securities"), upon the terms set forth in the Purchase Agreement between the Company and the Representatives dated November 16, 2004 (the "Purchase Agreement") relating to the initial placement (the "Initial Placement") of the Securities. The Securities will be convertible into fully paid, nonassessable shares of Class A common stock, par value $0.001 per share, of the Company (the "Class A Common Stock") on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition to your obligations thereunder, the Company agrees with you for your benefit and the benefit of the holders from time to time of the Securities and the Class A Common Stock issued upon conversion of the Securities (including the Initial Purchasers) (each a "Holder" and, collectively, the "Holders"), as follows:

            1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

            "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Affiliate" shall have the meaning specified in Rule 405 under the Act and the terms "controlling" and "controlled" shall have meanings correlative thereto.

            "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

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            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Closing Date" shall mean the date of the first issuance of the Securities.

            "Commission" shall mean the Securities and Exchange Commission.

            "Damages Payment Date" shall mean each Interest Payment Date. For purposes of this Agreement, if no Securities are outstanding, "Damages Payment Date" shall mean each May 16 and November 16.

            "Deferral Period" shall have the meaning indicated in Section 3(h) hereof.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Final Memorandum" shall mean the offering memorandum, dated November 16, 2004, relating to the Securities, including any and all exhibits thereto and any information incorporated by reference therein as of such date.

            "Holder" shall have the meaning set forth in the preamble hereto.

            "Indenture" shall mean the Indenture relating to the Securities, dated as of November 22, 2004, between the Company and Wells Fargo Bank, N.A., as trustee, as the same may be amended from time to time in accordance with the terms thereof.

            "Initial Placement" shall have the meaning set forth in the preamble hereto.

            "Initial Purchasers" shall have the meaning set forth in the preamble hereto.

            "Interest Payment Date" shall have the meaning set forth in the Indenture.

            "Liquidated Damages" shall have the meaning set forth in Section 7 hereof.

            "Losses" shall have the meaning set forth in Section 5(d) hereof.

            "Majority Holders" shall mean, on any date, Holders of a majority of the then outstanding shares of Class A Common Stock constituting Registrable Securities (with Holders of Securities deemed to be Holders, for purposes of this definition, of the number of outstanding shares of Class A Common Stock into which such Securities would be convertible as of such date) registered under a Registration Statement.

            "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

            "NASD Rules" shall mean the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc.

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            "Notice and Questionnaire" shall mean a written notice delivered to the Company substantially in the form attached as Annex A to the Final
Memorandum.

            "Notice Holder" shall mean, on any date, any Holder of Registrable Securities that has delivered a completed and executed Notice and Questionnaire and any other information reasonably requested by the Company pursuant to
Section 3(l) hereof to the Company on or prior to such date.

            "Prospectus" shall mean a prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

            "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

            "Record Holder" shall mean with respect to any Damages Payment Date, each person who is a Holder of Securities that constitute Registrable Securities on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur. In the case of a Holder of shares of Class A Common Stock issued upon conversion of the Securities, "Record Holder" shall mean each person who is a Holder of shares of Class A Common Stock that constitute Registrable Securities on the May 1 or November 1 immediately preceding the Damages Payment Date.

            "Registrable Securities" shall mean Securities and each share of Class A Common Stock issued upon conversion of Securities other than those that have been (i) registered under the Shelf Registration Statement and disposed of in accordance therewith or (ii) distributed to the public pursuant to Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission.

            "Securities" shall have the meaning set forth in the preamble hereto.

            "Shelf Registration Period" shall have the meaning set forth in
Section 2(c) hereof.

            "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2 hereof which covers some or all of the Registrable Securities on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

            "Special Counsel" means one law firm selected by the Representatives or one such other successor counsel as shall be specified by the Majority Holders.

            "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

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            "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "underwriter" shall mean any underwriter of Registrable Securities in connection with an offering thereof under the Shelf Registration Statement.

            2. Shelf Registration. (a) The Company shall as promptly as practicable (but in no event more than 30 days after the Closing Date) file with the Commission a Shelf Registration Statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, from time to time in accordance with the methods of distribution elected by such Holders (subject to the restrictions set forth in Section 6 hereof), pursuant to Rule 415 under the Act or any similar rule that may be adopted by the Commission.

            (b) The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to become or be declared effective under the Act as promptly as practicable (but in no event more than 150 days after the Closing
Date).

            (c) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the "Shelf Registration Period") from the date the Shelf Registration Statement is declared effective by the Commission until the earlier of (i) the date upon which there are no Registrable Securities outstanding, (ii) the date as of which all the Registrable Securities have been sold either under Rule 144 under the Act (or any similar provision then in force) or pursuant to the Shelf Registration Statement, or (iii) the date on which all Registrable Securities held by non-Affiliates are eligible to be sold to the public pursuant to Rule 144(k) under the Act (or any similar provision then in force).

            (d) The Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act; and
(ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

            (e) At the time the Shelf Registration Statement is declared to be effective, each Holder that became a Notice Holder on or prior to the date five Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law, subject to the terms and conditions hereof. Following the date that the Shelf Registration Statement is declared effective, each Holder that is not a Notice Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire (and such other information as is required by Section 3(l)) to the Company prior to any intended distribution by it of Registrable Securities under the Shelf Registration Statement. From and after the date the Shelf Registration Statement is declared effective and during the

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Shelf Registration Period (but excluding any Deferral Period), the Company shall as promptly as is practicable after the date a Notice and Questionnaire (and such other information as is required by Section 3(l)) is delivered, and in any event within the later of (x) 15 Business Days after such date or (y) 15
Business Days after the expiration of any Deferral Period in effect when the Notice and Questionnaire (and such other information as is required by Section 3(l)) is delivered, file a supplement to the Shelf Registration Statement and related Prospectus as is necessary and permitted to name such Holder as a selling securityholder or if not permitted to name such Holder as a selling securityholder by supplement, file any necessary post-effective amendments to the Shelf Registration Statement or prepare and, if required by applicable law, file an amendment or supplement to any document incorporated by reference or file any other required document so that such Holder is named as selling securityholder, and use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Act as promptly as practicable; provided that the Company shall not be obligated to file more than one post-effective amendment in any 60-day period. In connection with such filing, the Company agrees to:

                  (i) provide such Holder copies of any documents filed pursuant to Section 2(e) hereof; and

                  (ii) notify such Holder as promptly as practicable after the effectiveness under the Act of any post-effective amendment filed pursuant to Section 2(e) hereof;

Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that did not become a Notice Holder within the requisite time periods above as a selling holder in the Shelf Registration Statement at the time it was declared effective or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(e) (whether or not such Holder was a Notice Holder at the time the Shelf Registration Statement was declared effective) shall be named as a selling holder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this
Section 2(e).

            3. Registration Procedures. The following provisions shall apply in connection with the Shelf Registration Statement.

            (a) The Company shall:

                  (i) use its reasonable best efforts to furnish to the
            Representatives and to Special Counsel for the Notice Holders, not less than five Business Days prior to the filing with the Commission a copy of the Shelf Registration Statement and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Representatives reasonably proposes; and

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                  (ii) include information regarding the Notice Holders and the methods of distribution they have elected for their Registrable Securities provided to the Company in Notices and Questionnaires as necessary to permit such distribution by the methods specified therein.

            (b) The Company shall give notice to the Representatives, the Notice Holders and, subject to Section 6 hereof, any underwriter that has provided in writing to the Company a telephone or facsimile number and address for notices, and confirm such advice by notice in writing (which notice pursuant to clauses
(ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

                  (i) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for any amendment or supplement to the Shelf Registration Statement or the Prospectus or for additional information;

                  (iii) of the issuance by the Commission of any stop order
            suspending the effectiveness of the Shelf Registration Statement or the institution of any proceeding for that purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the institution of any proceeding for such purpose; and

                  (v) of the happening of any event that requires any change in the Shelf Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; provided that the Company shall not specify the nature of any such event in such notice.

            (c) The Company shall use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or the qualification of the securities therein for sale in any jurisdiction, and if issued, to obtain as soon as possible the withdrawal thereof.

            (d) The Company shall furnish to each Notice Holder who so requests in writing, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, and, if a Notice Holder so requests in writing, all materials incorporated therein by reference and all exhibits thereto (including exhibits incorporated by reference therein).

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            (e) During the Shelf Registration Period, the Company shall promptly deliver to each Initial Purchaser, each Notice Holder, and any sales or placement agents or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including the preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as any such person may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Registrable Securities (except during any Deferral Period, as defined below).

            (f) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall arrange for the qualification of the Registrable Securities for sale under the laws of such jurisdictions as any Notice Holder shall reasonably request and shall maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action in connection therewith that would subject it to taxation or service of process in suits, other than those arising out of the Initial Placement or any offering pursuant to the Shelf Registration Statement, in any jurisdiction where it is not then so subject.

            (g) Upon the occurrence of any event contemplated by subsections
(b)(ii) through (v) above, the Company shall promptly (or within the time period provided for by Section 3(h) hereof, if applicable) prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (h) The Company may suspend each Holder's use of the Shelf Registration and any Prospectus for a maximum of 45 days in any 90-day period, and not to exceed an aggregate of 90 days in any 12 month period, if (i) the Company, in its reasonable judgment, believes it may possess material non-public information the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole or (ii) the Shelf Registration Statement and any Prospectus would, in the Company's judgment, contain a material misstatement or omission as a result of an event that has occurred or is continuing. However, if the disclosure relates to a proposed or pending material business transaction, the disclosure of which the Company determines in good faith would be reasonably likely to impede its ability to consummate such transaction, or would otherwise have a material adverse effect on the Company and its subsidiaries taken as a whole, the Company may extend the suspension period from 45 days to 60 days. Any suspension period described in this Section 3(h) shall be referred to herein as the "Deferral Period." The Company shall give notice to the Notice Holders that the availability of the Shelf Registration is suspended and upon notice duly given pursuant to Section 10 hereof, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in Section 3(g) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in

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such Prospectus. The Company shall not specify the nature of the event giving rise to a suspension in any notice to holders of the Securities of the existence of such a suspension.

            (i) Not later than the effective date of the Shelf Registration Statement, the Company shall provide a CUSIP number for the Registrable Securities registered under the Shelf Registration Statement and, if required, provide the Trustee with printed certificates for such Securities, free of any restrictive legends, in a form eligible for deposit with The Depository Trust Company.

            (j) The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

            (k) The Company shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

            (l) The Company may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement to deliver to the Company a completed and executed Notice and Questionnaire and to furnish to the Company such other information regarding the Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement. The Company may exclude (i) from the initial Shelf Registration Statement the Registrable Securities of any Holder that fails to return a completed and executed Notice and Questionnaire and fails to furnish such other information no later than ten Business Days before the initial effectiveness of the Shelf Registration Statement and (ii) from any post-effective amendment or supplement the Registrable Securities of any Holder that fails to return a completed and executed Notice and Questionnaire and fails to furnish such other information no later than ten Business Days before the date of filing any post-effective amendment or supplement to the Shelf Registration Statement contemplated by Section 2(e), as applicable.

            (m) The Company shall enter into customary agreements (including, if requested, but subject to Section 6 hereof, an underwriting agreement in customary form) and take all other appropriate actions as reasonably requested by the Notice Holders in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 5 hereof.

            (n) The Company shall:

                  (i) make reasonably available for inspection during normal business hours by the Notice Holders of Registrable Securities to be registered thereunder, any underwriter participating in any disposition pursuant to the Shelf Registration

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            Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records and pertinent corporate documents of the Company and its subsidiaries;

                  (ii) cause the Company's officers, directors, employees,
            accountants and auditors to supply all relevant information reasonably requested by the Notice Holders or any such underwriter, attorney, accountant or agent in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement as is customary for similar due diligence examinations; provided that all records, documents and information provided pursuant to clause (i) and (ii) that are designated by the Company in writing as confidential shall be kept confidential by the Notice Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law (only after such person shall have given the Company prompt prior notice of such disclosure and to the extent practicable, such Notice Holder, underwriter, attorney, accountant or agent shall cooperate with the Company to limit such disclosure); and provided further that the inspection and information gathering pursuant to clause (i) and (ii) shall be coordinated by a single party (or a single counsel (which shall be the Special Counsel) on behalf of the parties so inspecting and gathering);

                  (iii) make such representations and warranties to the Holders of Registrable Securities registered thereunder and the underwriters in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters, including, but not limited to, those set forth in the Purchase Agreement;

                  (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                  (v) obtain "comfort" letters and updates thereof from the
            independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of Registrable Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "comfort" letters in connection with primary underwritten offerings; and

                  (vi) deliver such documents and certificates as may be
            reasonably requested by the Majority Holders or the Managing Underwriters, if any, including those to evidence compliance with
            Section 3(i) hereof and with any

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            customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

Notwithstanding the foregoing, the actions set forth in clauses (iii), (iv), (v) and (vi) of this paragraph (n) shall only be performed in connection with an underwritten offering pursuant to Section 6 hereof and only if requested by the underwriters thereof.

            (o) In the event that any Broker-Dealer shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the NASD Rules) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such Broker-Dealer in complying with the NASD Rules.

            (p) The Company shall upon (i) the filing of the initial Shelf Registration Statement and (ii) the effectiveness of the initial Shelf Registration Statement, announce the same, in each case by release to Reuters Economic Services and Bloomberg Business News.

            (q) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by the Shelf Registration Statement.

            4. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (which shall be the Special Counsel) to act as counsel for the Holders in connection therewith. The Holders will bear their individual selling expenses, including commissions and discounts and transfer taxes.

            5. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Holder of Registrable Securities covered by the Shelf Registration Statement, each Initial Purchaser, the directors, officers, employees, Affiliates and agents of each such Holder or Initial Purchaser and each person who controls any such Holder or Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or in any amendment thereof, in each case at the time such became effective under the Act, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any

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such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

            The Company also agrees to indemnify as provided in this Section 5(a) or contribute as provided in Section 5(d) hereof to Losses of each underwriter, if any, of Registrable Securities registered under the Shelf Registration Statement, its directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this paragraph (a) and shall, if requested by any Holder (but subject to Section 6), enter into an underwriting agreement reflecting such agreement, as provided in Section 3(n) hereof.

            (b) Each Holder of securities covered by the Shelf Registration Statement (including each Initial Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Shelf Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be acknowledged by each Notice Holder that is not an Initial Purchaser in such Notice Holder's Notice and Questionnaire and shall be in addition to any liability that any such Notice Holder may otherwise have.

            (c) Promptly after receipt by an indemnified party under this
Section 5 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending loss, claim, liability, damage or action) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security received by such Initial Purchaser in connection with the Initial Placement, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Final Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received in connection with the Initial Placement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

            (e) The provisions of this Section 5 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 5, and shall survive the sale by a Holder of Registrable Securities covered by the Shelf Registration Statement.

            6. Underwritten Registrations. (a) The Registrable Securities may be sold in an underwritten offering only with the consent of the Company, and, in such event, the Managing Underwriters shall be selected by the Majority Holders and shall be reasonably acceptable to the Company.

            (b) No person may participate in any underwritten offering pursuant to the Shelf Registration Statement unless such person (i) agrees to sell such person's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            7. Registration Defaults. (a) If:

                  (i) the Shelf Registration Statement is not filed with the
            Commission on or prior to the 30th day following the Closing Date;
            or

                  (ii) the Shelf Registration Statement is not declared
            effective by the Commission on or prior to the 150th day following the Closing Date; or

                  (iii) the Company has failed to perform its obligations set forth in Section 2(e) within the time required therein; or

                  (iv) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(i) hereof (in each case except as the result of filing a post-effective amendment solely to add additional selling securityholders);

(each such event referred to in the foregoing clauses (i) through (iv), a "Registration Default"), the Company hereby agrees to pay liquidated damages ("Liquidated Damages") with respect to the Registrable Securities from and including the day following the Registration Default to but excluding the earlier of (1) the day after the end of the Shelf Registration Period; (2) in the case of a Registration Default described in clause (i) or (ii), the date on which the Shelf Registration is filed or declared effective; (3) in the case of a Registration Default described in clause (iii) above, the date on which the required obligations have been performed; and (4) in the case of a Registration Default described in clause
(iv) above, the last day of the Deferral Period giving rise to the Registration Default. The amount of Liquidation Damages payable during the foregoing period shall be:

                  (A) in respect of the Registrable Securities that are
            Securities, to each holder thereof, (x) with respect to the 90-day period following the occurrence of such a Registration Default, in an amount per year equal to an additional 0.25% of the accreted principal amount of the Securities and (y) with respect to the period commencing on the 91st day following the occurrence of such Registration Default, in an amount per year equal to an additional 0.50% of the accreted principal amount of the Securities; provided that in no event shall Liquidated Damages accrue at a rate per year exceeding 0.50% of the accreted principal amount of the Securities; and

                  (B) in respect of Registrable Securities that are shares of
            Class A Common Stock issued upon conversion of the Securities, to each holder thereof, (x) with respect to the 90-day period following the occurrence of such a Registration Default, in an amount per year equal to 0.25% of the accreted principal amount of the converted Securities and (y) with respect to the period commencing the 91st day following the occurrence of such Registration Default, in an amount per year equal to 0.50% of the accreted principal amount of the converted Securities; provided, however, that in no event shall Liquidated Damages accrue at a rate per year exceeding 0.50% of the accreted principal amount of the converted Securities.

      Notwithstanding the foregoing, with respect to a Registration Default described in clause (iii) above, Liquidated Damages shall only be payable to those Record Holders of Registrable Securities who (x) have requested to be named as a selling securityholder in the Shelf Registration Statement pursuant to the second sentence of Section 2(e) after the date the Shelf Registration is declared to be effective, (y) have delivered to the Company the Notice and Questionnaire (and all other information required by Section 3(l)) and (z) were not named as selling securityholders in the Shelf Registration Statement as a result of such Registration Default.

            (b) All accrued Liquidated Damages shall be paid in arrears to Record Holders by the Company on each Damages Payment Date by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults relating to any particular Securities or share of Class A Common Stock, the further accrual of Liquidated Damages with respect to such Securities or share of Class A Common Stock will cease.

      All obligations of the Company set forth in this Section 7 that are outstanding with respect to any Registrable Securities at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such Registrable Security shall have been satisfied in full. All Liquidated Damages shall be computed on the basis of a 360-day year composed of twelve 30-day months.

      The parties hereto agree that the Liquidated Damages provided for in this
Section 7 constitute a reasonable estimate of the damages that may be incurred by Holders by reason of a Registration Default and that such Liquidated Damages are the only monetary damages available to Holders with respect to a Registration Default.

            8. No Inconsistent Agreements. The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

            9. Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of a majority of the then outstanding shares of Class A Common Stock constituting Registrable Securities (with Holders of Securities deemed to be Holders, for purposes of this Section, of the number of outstanding shares of Class A Common Stock into which such Securities would be convertible as of the date on which such consent is requested); provided that, with respect to any matter that adversely affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, supplement, waiver or consent with respect to Section 7 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Article 9 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Initial Purchasers and each Holder.

            10. Notices. All notices, requests and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, facsimile or air courier guaranteeing overnight delivery:

            (a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of the Notice and Questionnaire, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture;

            (b) if to the Initial Purchasers or the Representatives, initially at the address or addresses set forth in the Purchase Agreement; and

            (c) if to the Company, initially at its address set forth in the Purchase Agreement.

            All such notices and communications shall be deemed to have been duly given on the earliest of (i) at the time delivered, if delivered by hand-delivery; (ii) three business days after being deposited in the mail, postage prepaid, if mailed by first-class mail; (iii) when receipt is acknowledged and confirmed as sent by sender's telex or facsimile machine, if sent by telex or facsimile transmission; and (iv) on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

            The Initial Purchasers or the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

            11. Remedies. Each party, in addition to being entitled to exercise all rights provided to it herein, in the Indenture or in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

            12. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Securities, and the indemnified persons referred to in Section 5 hereof. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Registrable Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

            13. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            14. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

            15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

            16. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

            17. Securities Held by the Company, etc. Whenever the consent or approval of Holders of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than subsequent Holders of Securities who are Affiliates by virtue of their ownership of equity securities of the Company or of Charter Communications Holding Company, LLC or of Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Initial Purchasers.

                                       Very truly yours,

                                       Charter Communications, Inc.

                                       By:    /s/ Eloise Schmitz
                                          --------------------------------------
                                          Name: Eloise E. Schmitz
                                          Title: Vice President

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Citigroup Global Markets Inc.

By   /s/ Derek Van Zandt
  --------------------------------------
  Name: Derek Van Zandt
  Title: Vice President

For itself and the other several
Initial Purchasers named in Schedule I
to the Purchase Agreement.